Exhibit 99.906 CERT

Exhibit 13(b)

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES OXLEY ACT OF 2002

I, Jennifer Grancio, President (Principal Executive Officer) of Engine No. 1 ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of Engine No. 1 Transform 500 ETF and Engine No. 1 Transform Climate ETF; for the semi-annual period ended April 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 29, 2022	/s/ Jennifer Grancio
Jennifer Grancio, President
(Principal Executive Officer)

Exhibit 13(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Joshua Hunter, Treasurer (Principal Financial Officer) of Engine No. 1 ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of Engine No. 1 Transform 500 ETF and Engine No. 1 Transform Climate ETF; for the semi-annual period ended April 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 29, 2022	/s/ Joshua Hunter
Joshua Hunter, Treasurer
(Principal Financial Officer)